SUPPLEMENT dated May 8, 1998 to the Primary Trend Funds'
   Statement of Additional Information dated August 29, 1997.

             On March 4, 1998, Joseph L. Cook resigned as a director of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies"), and on April 29, 1998, the shareholders of the Companies elected Clark J. Hillery and Harold L. Holtz as directors of the Companies. As a result, the section entitled "DIRECTORS AND OFFICERS OF THE COMPANIES" of the Companies' Statement of Additional Information is amended (i) to reflect that Joseph L. Cook is no longer a director, (ii) to reflect that Clark J. Hillery and Harold L. Holtz are Directors of the Companies and (iii) to add the following biographical information for Messrs. Hillery and Holtz:

             CLARK J. HILLERY

             207 East Buffalo Street
             Milwaukee, Wisconsin
             (A DIRECTOR OF EACH COMPANY)

                  Mr. Hillery, 48, has been the President and Owner of Ink Printing Corporation since August, 1979.

             HAROLD L. HOLTZ

             First Financial Centre
             700 North Water Street
             Milwaukee, Wisconsin
             (A DIRECTOR OF EACH COMPANY)


                  Mr. Holtz, 73, is retired.  He was employed as a
             CPA by Egan & Associates, CPAs from January, 1996 to December, 1997. Prior to his employment with Egan & Associates, CPAs, he was sole proprietor of Harold L. Holtz, CPA, from November, 1987 to December, 1995.